Amplify Weight Loss Drug & Treatment ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 95.4%	Shares	Value
Health Care - 95.4%(a)
AbbVie, Inc.	720	$133,646
Amgen, Inc.	690	192,655
AstraZeneca PLC - ADR	1,934	135,148
Chugai Pharmaceutical Co. Ltd.	3,900	203,174
Crinetics Pharmaceuticals, Inc. (b)	1,676	48,202
CSPC Pharmaceutical Group Ltd.	108,000	105,936
Eli Lilly & Co.	474	369,497
Gilead Sciences, Inc.	1,266	140,362
Hanmi Pharm Co. Ltd.	120	25,430
Hims & Hers Health, Inc. (b)	2,175	108,424
Innovent Biologics, Inc. (b)(c)(d)	12,000	119,847
Merck & Co., Inc.	1,701	134,651
Novo Nordisk AS - ADR	4,748	327,707
Pfizer, Inc.	5,565	134,896
Regeneron Pharmaceuticals, Inc.	393	206,325
Roche Holding AG	413	134,069
Shionogi & Co. Ltd.	7,300	131,096
United Laboratories International Holdings Ltd.	18,000	34,441
Viking Therapeutics, Inc. (b)	2,105	55,783
Zealand Pharma AS (b)	1,223	68,252
		2,809,541
TOTAL COMMON STOCKS (Cost $3,169,156)		2,809,541

SHORT-TERM INVESTMENTS - 3.9%		Value
Money Market Funds - 3.9%	Shares
Invesco Government & Agency Portfolio – Institutional Class, 4.26% (e)	114,643	114,643
TOTAL SHORT-TERM INVESTMENTS (Cost $114,643)		114,643

TOTAL INVESTMENTS - 99.3% (Cost $3,283,799)		2,924,184
Other Assets in Excess of Liabilities - 0.7%		19,825
TOTAL NET ASSETS - 100.0%		$2,944,009
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2025, the value of these securities total $119,847 or 4.1% of the Fund’s net assets.

(d)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of June 30, 2025, the value of these securities total $119,847 or 4.1% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Weight Loss Drug & Treatment ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	2,809,541	–	–	2,809,541
Money Market Funds	114,643	–	–	114,643
Total Investments	2,924,184	–	–	2,924,184

Refer to the Schedule of Investments for further disaggregation of investment categories.